Significant Accounting Policies (Schedule Of Assets Measured At Fair Value On Recurring Basis Using Significant Unobservable Inputs (Level 3)) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Balance at December 31, 2010	$ 7,128
Net change in fair value included in other comprehensive income	(3,663)
Other-then-temporary impairment recognized in earnings	(3,465)
Balance at December 31, 2011